UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): November 29, 2005

RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.,

on behalf of the

GMACM Mortgage Loan Trust 2005-AF2
(Exact name of registrant as specified in its charter)

Delaware	333-125485-14	41-1955181
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

8400 Normandale Lake Boulevard, Suite 250 Minneapolis, Minnesota (Address of principal executive office)	55437 (Zip Code)

    (952) 857-7000
(Registrant’s telephone number, including area code )

N/A
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

SECTION 8 — OTHER EVENTS

Item 8.01. Other Events.

        On November 29, 2005, Residential Asset Mortgage Products, Inc. caused the issuance and sale of the GMACM Mortgage Pass-Through Certificates, Series 2005-AF2, pursuant to the Pooling and Servicing Agreement, dated as of November 29, 2005, among Residential Asset Mortgage Products, Inc., as depositor, GMAC Mortgage Corporation, as servicer, and Deutsche Bank National Trust Company, as trustee.

SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01(c). Exhibits.

        Exhibits (execution copies). The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

10.1	Pooling and Servicing Agreement, dated as of November 29, 2005, among
Residential Asset Mortgage Products, Inc., as depositor, GMAC Mortgage
Corporation, as servicer, and Deutsche Bank National Trust Company, as trustee.
10.2	Mortgage Loan Purchase Agreement dated as of November 29, 2005 between GMAC Mortgage Corporation, as seller, and Residential Asset Mortgage Products, Inc., as purchaser.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC. By: /s/ Patricia C. Taylor Name: Patricia C. Taylor Title: Vice President

Dated: December 5, 2005

Exhibit Index

Exhibit

10.1	Pooling and Servicing Agreement, dated as of November 29, 2005, among
Residential Asset Mortgage Products, Inc., as depositor, GMAC Mortgage
Corporation, as servicer, and Deutsche Bank National Trust Company, as trustee.
10.2	Mortgage Loan Purchase Agreement dated as of November 29, 2005 between GMAC Mortgage Corporation, as seller, and Residential Asset Mortgage Products, Inc., as purchaser.